UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2014

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2014, the Board of Directors of Navistar International Corporation (the “Company”) appointed Samara A. Strycker to the position of Senior Vice President and Corporate Controller, effective August 4, 2014; and in that capacity Ms. Strycker will serve as the Company’s principal accounting officer, effective August 4, 2014. Ms. Strycker will succeed Richard C. Tarapchak, who has served as the Company’s Corporate Controller since February 2010. Mr. Tarapchak advised the Company that he has no disagreements with management or the Board of Directors. Mr. Tarapchak will be leaving the Company on July 18, 2014. Walter G. Borst, the Company’s Executive Vice President and Chief Financial Officer, will serve as the Company’s principal accounting officer during that interim period of July 19, 2014 to August 3, 2014.

Ms. Strycker, age 42, previously served as Regional Controller, Americas, of General Electric (“GE”) Healthcare since July 2010 and prior to that position she served as Assistant Controller, Global, of GE Healthcare from September 2008 through July 2010. Prior to joining GE, Ms. Strycker was employed as a Senior Manager at PricewaterhourseCoopers, LLP from September 1993 through September 2008. Ms. Strycker is a Certified Public Accountant and holds a Bachelor of Science in Accounting from Syracuse University.

In connection with Ms. Strycker’s appointment as Senior Vice President and Corporate Controller, the Company entered into a letter agreement with Ms. Strycker that establishes her compensation. Under this letter agreement, Ms. Strycker is entitled to (i) a sign on bonus of $175,000, payable in two equal installments to make her whole for the loss of unvested equity and a potential bonus for fiscal 2014 from her prior employer, (ii) a base salary of $325,000, (iii) an annual incentive target opportunity of 55% of her base salary under the Company’s annual incentive plan and (iv) a long-term incentive award and other benefits (including a flexible perquisite and an Executive Severance Agreement (“ESA”)) consistent with those of other Company executives at her level. For further information regarding the ESA, please refer to the Revised Form of the Amended and Restated ESA for all executive officers other than the CEO as incorporated by reference and filed to this Form 8-K as Exhibit 10.1. Ms. Strycker is not a party to any transaction with the Company or any of its subsidiaries in which she had a direct or indirect material interest required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Lastly, on July 17, 2014, the Company issued a press release announcing the appointment of Samara A. Strycker as Senior Vice President and Corporate Controller. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Revised Amended and Restated Executive Severance Agreement with all executive officers other than the CEO dated January 1, 2014.

99.1	Press Release of the Company, dated July 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

Date: July 17, 2014	By:	/s/ Walter G. Borst
		Name:	Walter G. Borst
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Revised Amended and Restated Executive Severance Agreement with all executive officers other than the CEO, dated January 1, 2014.

99.1	Press Release of the Company, dated July 17, 2014.